UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2017

Dova Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38135	81-3858961
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

240 Leigh Farm Road, Suite 245
Durham, North Carolina	27707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 748-5975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01          Other Events.

On November 27, 2017, Dova Pharmaceuticals, Inc. announced that the New Drug Application for avatrombopag has been accepted for filing and has been granted Priority Review by the United States Food and Drug Administration.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, the contents of which are incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
99.1	Press Release titled “Dova Pharmaceuticals Announces FDA Acceptance of the Avatrombopag New Drug Application (NDA) with Priority Review” dated November 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dova Pharmaceuticals, Inc.

Date: November 28, 2017	/s/ Douglas Blankenship
Douglas Blankenship
Chief Financial Officer